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                                                                    EXHIBIT 10.7

                             POWERWAVE TECHNOLOGIES

                        1996 DIRECTOR STOCK OPTION PLAN


     1.   PURCHASE OF THE PLAN.  The purpose of this 1996 Director Stock Option
          --------------------
Plan is to attract and retain the best available personnel to serve as Outside Directors of the Company.

          All options granted hereunder shall be "non-statutory stock options."

     2.   DEFINITIONS.  As used herein, the following definitions shall apply:
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          (a)  "BOARD" means the Board of Directors of the Company.
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          (b)  "CHANGE IN CONTROL" means (i) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of the beneficial ownership of more than fifty percent (50%) of the outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated; (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company; (iv) a complete liquidation or dissolution of the Company; or (v) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

          (c)  "CODE" means the Internal Revenue Code of 1986, as amended.
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          (d)  "COMMON STOCK" means the Common Stock of the Company.
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          (e)  "COMPANY" means Powerwave Technologies, Inc., a Delaware
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corporation.

          (f) "CONTINUING DIRECTOR" means any member of the Board of Directors of the Company who was a member of the Board prior to the effective date of the Plan, recommended or approved by a majority of the

          (g)  "CONTINUOUS STATUS AS A DIRECTOR" means the absence of any
                -------------------------------
interruption of termination of service as a Director.

          (g)  "DIRECTOR" means a member of the Board.
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          (h)  "EMPLOYEE" means any person, including officers and Directors,
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employed by the Company or any Parent or Subsidiary of the Company.  The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

          (i)  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as
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amended.
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          (j)  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as
                ------------
amended.
          (k)  "FAIR MARKET VALUE" means, as of any date, the value of Common
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Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

               (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (l)  "OPTION" means a stock option granted pursuant to the Plan.
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          (m)  "OPTIONED STOCK" means the Common Stock subject to an Option.
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          (n)  "OPTIONEE" means an Outside Director who receives an Option.
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          (o)  "OUTSIDE DIRECTOR" means a Director who is not an Employee.
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          (p)  "PARENT" means a "parent corporation," whether now or hereafter
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existing, as defined in Section 424(e) of the Code.

          (q)  "PLAN" means this 1996 Director Stock Option Plan.
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          (r)  "SHARE" means a share of the Common Stock, as adjusted in
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accordance with Section 10 of the Plan.

          (s)  "SUBSIDIARY" means a "subsidiary corporation," whether now or
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hereafter existing, as defined in Section 424(f) of the Code.

     3.   STOCK SUBJECT TO THE PLAN.  Subject to the provisions of Section 10 of
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the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 200,000 Shares (the "Pool") of Common Stock. The Shares may be authorized but unissued, or reacquired Common Stock.

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          If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4.   ADMINISTRATION OF AND GRANTS OF OPTIONS UNDER THE PLAN.
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          (a) ADMINISTRATOR.  Except as otherwise required herein, the Plan
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shall be administered by the Board.

          (b) PROCEDURE FOR GRANTS.  The provisions set forth in this Section
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4(b) shall not be amended more than once every six months, other than to comply with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options hereunder shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

              (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

              (ii) On the effective date of the Company's initial registration statement under the Securities Act of 1933 (the "Offering Date"), and on each anniversary date thereof during the term of this Plan, each Outside Director who shall have been an Outside Director for at least six (6) months as of such date shall automatically receive an Option to purchase 5,000 Shares (an "Annual Grant"). In addition, each new Outside Director who shall first join the Board on or after the Offering Date shall automatically be granted an Option to purchase 30,000 Shares upon the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company, appointment by the Board to fill a vacancy, or termination of employment by the Company while remaining as a Director (a "One-Time Grant").

              (iii) The terms of each Option granted hereunder shall be as follows:

                    (A) the term of the Option shall have five (5) years;

                    (B) the Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof;

                    (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Option;

                    (D) each One-Time Grant shall become exercisable in installments cumulatively as to 25% of the Optioned Stock on each anniversary of the date of grant, so that 100% of the Optioned Stock granted under any One-Time Grant shall be exercisable four years after the date of grant of the Option, assuming Continuous Status as a Director; and

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                    (E) each Annual Grant shall become exercisable in its
entirety on the fourth anniversary of the date of grant of the Option, assuming Continuous Status as a Director.

              (iv) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors entitled to receive Options on the grant date. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

          (c) POWERS OF THE BOARD.  Subject to the provisions and restrictions
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of the Plan, the Board shall have the authority, in its discretion:  (i) to determine, upon review of relevant information and in accordance with Section 2(i) of the Plan, the Fair Market Value of the Common Stock; (ii) to interpret the Plan; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (v) to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (d) EFFECT OF BOARD'S DECISION.  All decisions, determinations and
              --------------------------
interpretations of the Board shall be final.

     5.   ELIGIBILITY.  Options may be granted only to Outside Directors.  All
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Options shall be automatically granted in accordance with the terms set forth in
Section 4(b) hereof. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

          The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

     6.   TERM OF PLAN.  The Plan shall become effective upon the Offering Date
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and shall continue in effect until the tenth anniversary of the Offering Date, unless sooner terminated under Section 12 of the Plan.

     7.   CONSIDERATION.  The consideration to be paid for the Shares to be
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issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of (i) cash; (ii) check; (iii) promissory note; (iv) other shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised and which, in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than 12 months on the date of surrender; (v) delivery of a properly executed exercise notice together with irrevocable

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instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price; (vi) delivery of an irrevocable subscription agreement for the Shares which irrevocably obligates the Optionee to take and pay for the Shares not more than 12 months after the date of delivery of the subscription agreement; (vii) any combination of the foregoing methods of payment; or (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable law.

     8.   EXERCISE OF OPTION.
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          (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER.  Any Option
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granted hereunder shall be exercisable at such times as are set forth in Section
4(b) hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 17 hereof has been obtained.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) TERMINATION OF CONTINUOUS STATUS AS A DIRECTOR.  In the event an
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Optionee's Continuous Status as a Director terminates (other than upon the
Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within 90 days from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its five-year term). To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (c) DISABILITY OF OPTIONEE.  In the event Optionee's Continuous Status
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as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within six months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its five-year term). To the extent

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that the Optionee was not entitled to exercise an Option at the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (d) DEATH OF OPTIONEE.  In the event of an Optionee's death while a
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Director or within 90 days after ceasing to be a Director, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within one year following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of its five-year term). To the extent that the Optionee was not entitled to exercise an Option at the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     9.   NON-TRANSFERABILITY OF OPTIONS.  The Option may not be sold, pledged,
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assigned, hypothecated, transferred or disposed of in any manner other than by will, by the laws of descent or distribution or pursuant to a qualified domestic relations order, and may be exercised, during the lifetime of the Optionee, only by the Optionee or a permitted transferee.

     10.  ADJUSTMENTS.
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          (a) CHANGES IN CAPITALIZATION.  In the event that the stock of the
              -------------------------
Company is changed by reason of any stock split, reverse stock split, recapitalization, or other change in the capital structure of the Company, or converted into or exchanged for other securities as a result of any merger, consolidation or reorganization, or in the event that the outstanding number of shares of stock of the Company is increased through payment of a stock dividend, appropriate proportionate adjustments shall be made in the number and class of shares of stock subject to the Plan, the number and class of shares subject to any Option outstanding under the Plan, and the exercise price of any such outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustment. Any such adjustment shall be made upon approval by the Board, whose determination shall be conclusive. If there is any other change in the number or type of the outstanding shares of stock of the Company, or of any other security into which such stock shall have been changed or for which it shall have been exchanged, and if the Board in its sole discretion determines that such change equitably requires an adjustment shall be made in accordance with the determination of the Board. No adjustments shall be required by reason of the issuance or sale by the Company for cash or other consideration of additional shares of its stock or securities convertible into or exchangeable for shares of its stock.

          (b) CORPORATE TRANSACTIONS.  New Options (substantially equivalent to
              ----------------------
the Options) may be substituted for the Options granted under the Plan, or the Company's duties as to Options outstanding under the Plan may be assumed, by an employer corporation other than the Company or by a parent or subsidiary of such employer corporation, in connection with any merger, consolidation, acquisition of assets or stock, separation, reorganization, liquidation or like occurrence in which the Company is involved; provided, however, in the event such employer corporation or parent or subsidiary of such employer corporation does not assume the Options granted hereunder or substitute for such Options substantially equivalent options, or if the Board determines, in its sole discretion, that Options outstanding under the Plan should not

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then continue to be outstanding, the Options granted hereunder shall terminate and thereupon become null and void (i) upon dissolution or liquidation of the Company, acquisition, separation, or similar occurrence, or (ii) upon any merger, consolidation or similar occurrence; provided, however, that each Optionee shall be given notice of such dissolution, liquidation, merger, consolidation, acquisition, separation or similar occurrence and shall have the right, at any time prior to, but contingent upon the consummation of such transaction, to exercise (x) any unexpired Options granted hereunder to the extent they are then exercisable, and (y) in the case of a merger, consolidation or similar occurrence Company is not the surviving corporation, those Options which are not then; provided, further, that such exercise right shall not in any event expire less than 30 days after the date notice of such transaction is sent to the Optionee.

     11.  CHANGE IN CONTROL.  In the event of a Change in Control of the
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Company, if the Change of Control is not approved by a majority of the
Continuing Directors, the Administrator shall cause written notice of the proposed transaction to be given to all Optionees not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction and, concurrent with the effective date of the proposed transaction, all Options shall be accelerated and concurrent with such date the holders of such Options shall have the right to exercise such Options in respect to any or all shares subject thereto. The Administrator in its discretion may, at any time an Option is granted, or at any time thereafter (regardless of its acceleration or non-acceleration), take one or more of the following actions: (A) provide for the purchase of each Option for an amount of cash or other property that could have been received upon the exercise of the Option, (B) adjust the terms of the Options in a manner determined by the Administrator to reflect the Change in Control, (C) cause the Options to be continued or assumed, or new rights substituted therefor, by the surviving or another entity, through the continuance of the Plan and the continuation or assumption of outstanding Options, or the substitution for such Options of new options of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and Exercise Prices, in which event the Plan and such Options, or the new options substituted therefor, shall continue in the manner and under the terms so provided or (D) make such other provision as the Administrator may consider equitable. In the event of a Change in Control in which the Options are not continued, assumed or substituted therefor by the surviving or another entity, regardless of whether such Change in Control is approved by a majority of the Continuing Directors, the Options shall be accelerated and fully exercisable upon the effective date of the Change in Control and the Administrator shall cause written notice of the proposed transaction to be given to all Optionees not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction. The Administrator shall have the right, with respect to any specific Option granted under the Plan, to provide that such Options shall be accelerated in any event upon the effective date of the Change of Control.

     12.  AMENDMENT AND TERMINATION OF THE PLAN.
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          (a) AMENDMENT AND TERMINATION.  The Board may at any time amend,
              -------------------------
alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law or regulation, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as may be required.

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          (b) EFFECT OF AMENDMENT OR TERMINATION.  Any such amendment or
              ----------------------------------
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

     13.  TIME OF GRANTING OPTIONS.  The date of grant of an Option shall, for
          ------------------------
all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

     14.  CONDITIONS UPON ISSUANCE OF SHARES.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws and the requirements of any stock exchange or market system upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

          Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     15.  RESERVATION OF SHARES.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     16.  OPTION AGREEMENT.  Options shall be evidenced by written option
          ----------------
agreements in such form as the Board shall approve.

     17.  STOCKHOLDER APPROVAL.  Continuance of the Plan shall be subject to
          --------------------
approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the first granting of an Option hereunder. Such stockholder approval shall be obtained in the degree and manner appropriate under applicable state and federal law.

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